                                                                      Exhibit 99

                         Form 3 Joint Filer Information

Name:                               FPA Crescent Fund, a series of FPA Funds
                                    Trust

Address:                            11601 Wilshire Blvd.
                                    Suite 1200
                                    Los Angeles, CA 90025

Date of Event Requiring Statement:  06/08/16

Name:                               FPA  Global  Opportunity  Fund,  a series of
                                    FPA Hawkeye Fund, LLC

Address:                            11601 Wilshire Blvd.
                                    Suite 1200
                                    Los Angeles, CA 90025

Date of Event Requiring Statement:  06/08/16

Name:                               FPA Select Drawdown Fund, L.P.

Address:                            11601 Wilshire Blvd.
                                    Suite 1200
                                    Los Angeles, CA 90025

Date of Event Requiring Statement:  06/08/16

Name:                               FPA Select Fund,  a series of FPA Hawkeye
                                    Fund, LLC

Address:                            11601 Wilshire Blvd.
                                    Suite 1200
                                    Los Angeles, CA 90025

Date of Event Requiring Statement:  06/08/16

Name:                               FPA  Value   Partners  Fund,  a  series  of
                                    FPA Hawkeye Fund, LLC

Address:                            11601 Wilshire Blvd.
                                    Suite 1200
                                    Los Angeles, CA 90025

Date of Event Requiring Statement:  06/08/16

Name:                               J. Richard Atwood

Address:                            11601 Wilshire Blvd.
                                    Suite 1200
                                    Los Angeles, CA 90025

Date of Event Requiring Statement:  06/08/16

Name:                               Steven T. Romick

Address:                            11601 Wilshire Blvd.
                                    Suite 1200
                                    Los Angeles, CA 90025

Date of Event Requiring Statement:  06/08/16

Name:                               Brian A. Selmo

Address:                            11601 Wilshire Blvd.
                                    Suite 1200
                                    Los Angeles, CA 90025

Date of Event Requiring Statement:  06/08/16

Name:                               Mark Landecker

Address:                            11601 Wilshire Blvd.
                                    Suite 1200
                                    Los Angeles, CA 90025

Date of Event Requiring Statement:  06/08/16